Subsequent Event	6 Months Ended	12 Months Ended
	Jun. 30, 2024	Dec. 31, 2023
Subsequent Event [Abstract]
SUBSEQUENT EVENT

12. SUBSEQUENT EVENT

On August 20, 2024, the Company entered into a Common Stock Purchase Agreement (the “Purchase Agreement”) and a Registration Rights Agreement (the “Registration Rights Agreement”) with Westwood Capital Group LLC, a Delaware limited liability company (“Westwood”), pursuant to which Westwood has committed to purchase, subject to certain limitations, up to $100 million of the Company’s common stock, par value $0.0001 per share (the “Total Commitment”).

Under the terms and subject to the conditions of the Purchase Agreement, the Company has the right, but not the obligation, to sell to Westwood, and Westwood is obligated to purchase, up to the Total Commitment. Such sales of common stock by the Company, if any, will be subject to certain limitations, and may occur from time-to-time in the Company’s sole discretion, commencing once certain customary conditions are satisfied, including the filing and effectiveness of a resale registration statement with the U.S. Securities and Exchange Commission (the “SEC”) with respect to the shares to be sold to Westwood under the Purchase Agreement.

Westwood has no right to request the Company to sell any shares of common stock to Westwood, but Westwood is obligated to make purchases as the Company directs, subject to certain conditions. Shares will be issued from the Company to Westwood pursuant to the Purchase Agreement, at a price per share calculated based on the lowest daily volume weighted average price (“VWAP”) over a three consecutive trading day period commencing on the date of the applicable purchase notice (“VWAP Purchase”), less a fixed 5% discount to the VWAP for such period. Among other conditions to effectuating a VWAP Purchase, the Company may not effect a VWAP Purchase if the last closing price of a share of common stock of the Company on the applicable trading market is below the threshold price of $1.00 per share until February 20, 2025 (the “Lock-Up Expiration Date”) and $1.50 per share thereafter.

In addition, the Company has agreed to pay Westwood a commitment fee valued at $1,500,000 in the form of 150,000 shares of common stock (the “Commitment Shares”) or an amount of cash (up to $1,500,000), depending on various factors. The Commitment Shares have been issued to Westwood in a private transaction as restricted securities subject to a lock-up that expires on the Lock-Up Expiration Date. If on the trading day immediately preceding the Lock-Up Expiration Date the per share value of the common stock of the Company is less than $10.00 per share (subject to adjustment for any stock dividend, stock split, stock combination, recapitalization or other similar transaction), the Company shall pay to Westwood an additional cash amount per Commitment Share equal to the difference between such determined actual value and $10.00 (subject to adjustment for any stock dividend, stock split, stock combination, recapitalization or other similar transaction).

10.	SUBSEQUENT EVENTS

In February 2024, the Company received proceeds of $300,000 advanced from investors to subscribe for an aggregate of 6,250,000 shares of the Company’s common stock at $0.048 per share.

Other than the above, the Company evaluated the subsequent event through March 14, 2024, the date of this report, and concluded that there are no material reportable subsequent events need to be disclosed.